SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 3, 2009


                       DIGITAL DEVELOPMENT PARTNERS, INC.
                      - ----------------------------------
                   (Exact name of Registrant as specified in its charter)


     Nevada                           000-52828                  98-0521119
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                           58 1/2 North Lexington Ave.
                               Asheville, NC 28801
               ----------------------------- --------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (828) 225-8124
                                                           --------------



                             Cyprium Resources, Inc.
                          302 Washington St., Suite 513
                               San Diego, CA 92103
                 ----------------------------------------------
          (Former name or former address if changed since last report)

Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

Background
----------

      The Company was incorporated in December 2006. Since its incorporation, the Company has not generated any revenue.

      In January 2007 the Company leased ten mining claims from an unrelated third party. On November 1, 2008 the mining lease was terminated by the mutual agreement of the Company and the owner of the mining claims.

Acquisition of 4gDeals Inc.
---------------------------

      On April 30, 2009 the Company signed a letter of intent to acquire 4gDeals Inc.

      In anticipation of the acquisition of 4gDeals, on May 19, 2009 Jeffrey Collins, as the Company's sole director:

     o in accordance with Section 78.207 of the Nevada Revised Statutes, approved a resolution approving a 3-for-1 forward stock split and increasing the Company's authorized capitalization to 225,000,000 shares of common stock; and

     o    in accordance  with Section  92A.180 of the Nevada  revised  statutes,
          approved  a  resolution   changing  the  Company's   name  to  Digital
          Development Partners, Inc.

      Prior to May 19, 2009 the Company had an authorized capitalization of 75,000,000 shares of common stock and had 3,625,000 outstanding shares of common stock. Following the forward split, the Company had 10,875,000 outstanding shares of common stock.

      The forward stock split and the name change became effective on the OTC Bulletin Board on June 29, 2009.

      On August 3 2009 the Company acquired all of the outstanding shares of 4gDeals for 15,495,000 shares of the Company's common stock.

      In connection with the acquisition:

     o    Jeffrey Collins resigned as the Company's sole officer and director;

     o    Isaac Roberts was appointed the Company's President and as a director;

     o Ravikumar Nandagopalan was appointed the Company's Secretary and Treasurer and as a director;

     o Jeffrey Collins sold 4,500,000 shares of the Company's common stock to Isaac Roberts for a nominal price; and

     o the Company issued Mr. Collins a warrant which allows Mr. Collins to acquire up to 2,000,000 shares of the Company's common stock at a price of $1.00 per share at any time prior to June 1, 2014.

      4gDeals is developing a software-based system which will allow restaurants, merchants and service providers to send text messages to customers advising the customer of discounts or other promotional offers. The text message will normally contain a promotion code which, when provided to the establishment, will enable the customer to obtain the discount or promotional offer. Establishments using this system will be able to notify customers rapidly of discount offers and will avoid the time and cost of publishing discount offers in newspapers or other traditional forms of media. It is expected that the first version of this system will be completed by November 2009.

      4gDeals is in the development stage and has not generated any revenue.

      Information concerning Isaac Roberts and Ravikumar Nandagopalan follows:

      Isaac Roberts (age 28) has been an officer and director of 4gDeals since 2007. Since February 2008 Mr. Roberts has also been a field service technician with Ashland/Hercules Chemical Co. In this capacity, Mr. Roberts performs various tests and other procedures which are designed to maximize the efficiency of a paper mill serviced by Ashland/Hercules in Canton, North Carolina. Between November 2004 and July 2006 Mr. Roberts was a field service technician with Systems Integration and Management. In this capacity Mr. Roberts maintained and repaired security equipment used by the U.S. Department of Agriculture in Washington D.C. Between September 2000 and April 2004 Mr. Roberts was enlisted in the United States Navy. In September 2008 Mr. Roberts founded, and since that date has been the Chief Executive Officer of a development stage, service based, biotechnology firm which provides consulting services to the pulp and paper industry.

      Ravikumar Nandagopalan (age 44) has been an officer and director of 4gDeals since March 2008. Mr. Nandagopalan has been involved with computer software design and development since 1999. Mr. Nandagopalan's assignments in this field for the past five years were: Cisco Systems (since August 2007), Geico (February - July 2007), Federal Home Loan and Mortgage Co. (January 2006 - February 2007), National Association of Security Dealers, Inc. (May 2005 - November 2005) and CitiFinancial (April 2004 - May 2005).

      The Company's directors serve in such capacity until the annual meeting of the Company's shareholders and until their successors have been duly elected and qualified. The Company's officers serve at the discretion of the Company's directors. The Company does not compensate any person for acting as a director.

      The Company does not have a compensation or an audit committee.

      Neither Mr. Roberts nor Mr. Nandagopalan will be independent directors as that term is defined in section 803 of the listing standards of the NYSE AMEX.

Neither Mr. Roberts nor Mr. Nandagopalan will qualify as a "financial expert" as that term is defined in Regulation S-K of the Securities and Exchange Commission.

      Assuming the acquisition of 4gDeals is completed, the following shows the amounts the Company expects to pay to Mr. Roberts and Mr. Nandagopalan during the twelve months ending May 31, 2010, and the amount of time these persons expect to devote to the Company.

                                                           % of time
                                     Projected          to be devoted to
      Name                          Compensation       Company's business
      ----                          ------------       ------------------

      Isaac Roberts                  $ 60,000                 100%
      Ravikumar Nandagopalan         $ 20,000                  25%


      As a result of the acquisition of 4gDeals:

     o Mr. Roberts owns 16,295,925 shares of the Company's common stock, or 62% of the Company's outstanding shares (which amount includes the 4,500,000 shares purchased from Jeffrey Collins); and

     o Mr. Nandagoplalan owns 3,499,125 shares of the Company's common stock, or 13% of the Company's outstanding shares.






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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 04, 2009

                                 DIGITAL DEVELOPMENT PARTNERS, INC.



                                 By:  /s/ Isaac Roberts
                                      ----------------------------------
                                      Isaac Roberts, President